Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

MAY 2025 MONTHLY DIVIDEND AND

APRIL 30, 2025 RMBS PORTFOLIO CHARACTERISTICS

●	May 2025 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of April 30, 2025
●	Next Dividend Announcement Expected June 10, 2025

Vero Beach, Fla., May 7, 2025 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of May 2025. The dividend of $0.12 per share will be paid June 27, 2025 to holders of record of the Company’s common stock on May 30, 2025, with an ex-dividend date of May 30, 2025. The Company plans on announcing its next common stock dividend on June 10, 2025.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of May 7, 2025, the Company had 109,219,994 shares of common stock outstanding. As of April 30, 2025, the Company had 108,823,792 shares of common stock outstanding. As of March 31, 2025, the Company had 107,786,614 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of April 30, 2025 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Feb 25 -
									Apr-25	Apr-25
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in May)	in May)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
15yr 5.0 TBA	$100,000	$100,238	1.62%	100.24	5.00%	5.85%	9	166	n/a	n/a	$1,220	$(1,435)
15yr Total	100,000	100,238	1.62%	100.24	5.00%	5.85%	9	166	n/a	n/a	1,220	(1,435)
30yr 3.0	868,857	766,169	12.38%	88.18	3.00%	3.48%	50	302	6.0%	6.0%	22,624	(23,153)
30yr 3.5	170,830	156,440	2.53%	91.58	3.50%	4.04%	62	285	7.6%	5.7%	4,264	(4,360)
30yr 4.0	162,336	152,389	2.46%	93.87	4.00%	4.70%	48	307	7.0%	4.3%	3,833	(4,046)
30yr 4.5	293,146	281,168	4.54%	95.91	4.50%	5.44%	34	322	15.9%	9.8%	5,889	(6,476)
30yr 5.0	430,517	423,705	6.85%	98.42	5.00%	5.92%	29	325	4.2%	6.0%	8,345	(9,398)
30yr 5.5	575,097	578,901	9.35%	100.66	5.50%	6.45%	14	341	7.6%	5.8%	9,891	(11,763)
30yr 6.0	2,063,362	2,110,887	34.11%	102.30	6.00%	6.96%	10	345	8.0%	8.0%	24,905	(32,234)
30yr 6.5	1,256,119	1,304,023	21.07%	103.81	6.50%	7.44%	13	343	12.9%	9.1%	10,175	(14,243)
30yr 7.0	284,983	299,139	4.83%	104.97	7.00%	7.95%	18	334	28.1%	22.4%	2,170	(2,783)
30yr Total	6,105,247	6,072,821	98.13%	99.47	5.41%	6.27%	22	333	9.7%	8.2%	92,096	(108,456)
Total Pass-Through MBS	6,205,247	6,173,059	99.75%	99.48	5.40%	6.27%	22	330	9.7%	8.2%	93,316	(109,891)
Structured MBS
IO 20yr 4.0	6,460	584	0.01%	9.04	4.00%	4.57%	159	74	11.6%	9.8%	3	(3)
IO 30yr 3.0	2,507	307	0.00%	12.23	3.00%	3.64%	123	227	22.7%	8.8%	(1)	-
IO 30yr 4.0	69,142	13,154	0.21%	19.03	4.00%	4.60%	128	223	2.7%	3.8%	(271)	195
IO 30yr 4.5	3,000	556	0.01%	18.53	4.50%	4.99%	178	169	7.8%	7.6%	(6)	3
IO 30yr 5.0	1,571	333	0.01%	21.19	5.00%	5.37%	178	169	1.4%	16.8%	(5)	3
IO Total	82,680	14,934	0.24%	18.06	4.01%	4.59%	133	208	4.2%	4.8%	(280)	198
IIO 30yr 4.0	20,837	322	0.01%	1.54	0.00%	4.40%	91	257	7.8%	3.0%	114	(91)
Total Structured RMBS	103,517	15,256	0.25%	14.74	3.20%	4.56%	125	218	4.9%	4.5%	(166)	107

Total Mortgage Assets	$6,308,764	$6,188,315	100.00%		5.37%	6.24%	24	328	9.6%	8.2%	$93,150	$(109,784)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(115,000)	Aug-26	$(1,150)	$1,150
5-Year Treasury Future(2)	(377,500)	Jun-25	(7,967)	7,789
10-Year Treasury Future(3)	(193,500)	Jun-25	(6,199)	6,138
10-Year Ultra Treasury Future(4)	(137,500)	Jun-25	(6,170)	5,909
Swaps	(3,435,300)	Jan-31	(88,630)	85,559
TBA	(200,000)	May-25	(4,884)	5,297
Hedge Total	$(4,458,800)		$(115,000)	$111,842
Rate Shock Grand Total			$(21,850)	$2,058

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $109.20 at April 30, 2025. The market value of the short position was $412.2 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $112.22 at April 30, 2025. The market value of the short position was $217.2 million.
(4)	Ten-year Ultra Treasury futures contracts were valued at prices of $114.73 at April 30, 2025. The market value of the short position was $157.8 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of April 30, 2025
Fannie Mae	$3,783,477	61.1%
Freddie Mac	2,404,838	38.9%
Total Mortgage Assets	$6,188,315	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of April 30, 2025
Non-Whole Pool Assets	$299,950	4.8%
Whole Pool Assets	5,888,365	95.2%
Total Mortgage Assets	$6,188,315	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of April 30, 2025	Borrowings	Debt	Rate	in Days	Maturity
J.P. Morgan Securities LLC	$358,603	6.2%	4.46%	15	5/21/2025
Merrill Lynch, Pierce, Fenner & Smith	332,720	5.7%	4.50%	25	6/13/2025
Wells Fargo Bank, N.A.	313,708	5.4%	4.46%	59	7/16/2025
Citigroup Global Markets Inc	313,483	5.4%	4.50%	27	5/28/2025
ABN AMRO Bank N.V.	291,937	5.0%	4.48%	48	6/23/2025
StoneX Financial Inc.	290,202	5.0%	4.45%	21	5/28/2025
Clear Street LLC	287,102	4.9%	4.47%	19	5/28/2025
Daiwa Securities America Inc.	276,183	4.7%	4.49%	22	5/23/2025
South Street Securities, LLC	267,923	4.6%	4.46%	58	7/29/2025
Goldman, Sachs & Co	265,935	4.6%	4.50%	28	5/28/2025
MUFG Securities Canada, Ltd.	260,466	4.5%	4.47%	14	5/22/2025
ING Financial Markets LLC	257,355	4.4%	4.48%	9	5/13/2025
DV Securities, LLC Repo	253,937	4.4%	4.45%	25	5/28/2025
RBC Capital Markets, LLC	251,948	4.3%	4.46%	52	6/23/2025
ASL Capital Markets Inc.	249,316	4.3%	4.45%	21	6/13/2025
Marex Capital Markets Inc.	242,091	4.2%	4.45%	27	5/29/2025
Mirae Asset Securities (USA) Inc.	241,484	4.2%	4.52%	74	9/15/2025
Cantor Fitzgerald & Co	224,831	3.9%	4.46%	12	5/22/2025
Bank of Montreal	200,551	3.4%	4.50%	22	5/23/2025
Mitsubishi UFJ Securities (USA), Inc.	200,503	3.4%	4.46%	42	6/12/2025
The Bank of Nova Scotia	140,934	2.4%	4.50%	21	5/21/2025
Banco Santander SA	139,659	2.4%	4.50%	16	5/16/2025
Nomura Securities International, Inc.	120,432	2.1%	4.48%	34	6/20/2025
Lucid Prime Fund, LLC	35,296	0.6%	4.50%	15	5/15/2025
Total Borrowings	$5,816,599	100.0%	4.47%	30	9/15/2025

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400